THE HUNTINGTON FUNDS

HUNTINGTON DIVIDEND CAPTURE FUND

CLASS A SHARES

TRUST SHARES

SUPPLEMENT DATED NOVEMBER 20, 2013 TO THE PROSPECTUS DATED

APRIL 30, 2013

NOTICE OF FUND’S EXPENSE CAPS PURSUANT TO ADVISOR’S FEE WAIVERS

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Huntington Dividend Capture Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.90% and 1.15% of the Trust Shares and Class A Shares daily net assets, respectively, through April 30, 2016. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.